UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 6, 2013

FNB BANCORP

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

000-49693	92-2115369
(Commission File Number)	(IRS Employer Identification No.)

975 El Camino Real, South San Francisco, California 94080

(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: (650) 588-6800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

FNB Bancorp (the Company), announced that it had repaid 25% of its outstanding preferred shares that had been issued to the United States Treasury Department through the Small Business Lending Fund (“SBLF”).

A copy of the press release issued by the Company on May 6, 2013, announcing the repayment of 25% of its outstanding preferred shares is attached to this report and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed herewith.

Exhibit	Description of Exhibit

99.01	Press release of May 6, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 7, 2013.	FNB BANCORP (Registrant)

	By:	/s/ David A. Curtis
David A. Curtis
Senior Vice President and Chief Financial Officer